______________________________________________________________________


                      SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                           Reported) July 15, 1996


          FINANCIAL ASSET SECURITIES CORP., as depositor under a certain Pooling and Servicing Agreement, dated as of June 17, 1996, providing for the formation of FASCO Auto Trust 1996-1, which issued the FASCO Auto Trust 1996-1 Asset Backed Certificates.


                   FINANCIAL ASSET SECURITIES CORP.
       ------------------------------------------------------
       (Exact name of registrant as specified in its charter)


         Delaware                  333-1548            06-1442101
- ----------------------------     ------------     ------------------
(State or Other Jurisdiction     (Commission      (I.R.S. Employer
     of Incorporation)           File Number)    Identification No.)


600 Steamboat Road
Greenwich, Connecticut                                    06830
- ----------------------                                 ----------
(Address of Principal                                  (Zip Code)
 Executive Offices)

  Registrant's telephone number, including area code (203) 625-2700
                                                     ----- --------
_____________________________________________________________________

Item 5.   Other Events.
- ----      ------------

     On the July 15, 1996 Distribution Date, Norwest Bank Minnesota, National Association, as trustee (the "Series 1996-1 Trustee") of FASCO Auto Trust 1996-1 (the "Series 1996-1 Trust"), distributed to holders (the "Series 1996-1 Certificateholders") of the Series 1996-1 Trust's Asset Backed Certificates, Class A and Class B, interest and principal totalling $904,478.11, pursuant to a Pooling and Servicing Agreement dated as of June 17, 1996 (the "Pooling and Servicing Agreement") by and among Financial Asset Securities Corp., as depositor, Consumer Portfolio Services, Inc., as originator and servicer, and the Series 1996-1 Trustee. All capitalized terms not defined herein shall have the meanings ascribed to them in the Pooling and Servicing Agreement.

     Pursuant to the Pooling and Servicing Agreement, the Series 1996-1 Trustee distributed statements, which are annexed hereto as Exhibit 1, to the Series 1996-1 Certificateholders.



Item 7.  Financial Statements, Pro Forma Financial
- ----     -----------------------------------------
         Information and Exhibits.
         -------------------------

(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibits:

     1. FASCO Auto Trust 1996-1 Asset Backed Certificates, Statement to Certificateholders dated July 15, 1996.

                                  SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           FINANCIAL ASSET SECURITIES CORP.



                           By: /s/Brian Bernard
                               -----------------------------
                                 Brian Bernard
                                 Vice President



Dated:  August 16, 1996



                                Exhibit Index
                               -------------



Exhibit                                                                Page
- -------                                                                ----

1.   FASCO Auto Trust 1996-1 Asset Backed Certificates, Statement to
Certificateholders dated July 15, 1996.                                   6



                                                                  EXHIBIT 1




                     MONTHLY CERTIFICATEHOLDER STATEMENT
                           FASCO AUTO TRUST 1996-1
                   6.65% CLASS A ASSET-BACKED CERTIFICATES
                   10.00% CLASS B ASSET-BACKED CERTIFICATES

Distribution Date                                                    7/15/96

Collection Period                                                       6/96

     Under the Pooling and Servicing Agreement dated as of June 28, 1996 (the "Agreement") by and among Financial Asset Securities Corp., Consumer Portfolio Services, Inc. as Servicer, and Norwest Bank Minnesota, National Association, as Trustee and as Collateral Agent, the Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Trust during the previous month. The information which is required to be prepared with respect to the Distribution Date and Collection Period listed above is set forth below.

Certain of the information is presented on the basis of an original principal amount of $1,000 per Certificate, and certain other information is presented based upon the aggregate amounts for the Trust as a whole.



A.   Information Regarding the Current Monthly Distribution:
     1    Certificates.
          (a)  The aggregate amount of the
                    distribution to Class A
                    Certificateholders on the
                    Distribution Date set forth above                       $847,465.59

          (b)  The amount of the distribution set
                    forth in paragraph A.1. (a) above in
                    respect of interest                                     $468,025.41

          (c)  The amount of the distribution set
                    forth in in paragraph A.1. (a) above
                    in respect of principal                                 $379,440.18

          (d)  The amount of the distribution set
                    forth in paragraph A.1. (a) above,
                    per $1,000 interest                                          $10.03

          (e)  The amount of the distribution set
                    forth in paragraph A.1. (b) above,
                    per $1,000 interest                                           $5.54

          (f)  The amount of the distribution set
                    forth in paragraph A.1. (c) above,
                    per $1,000 interest                                           $4.49

          (g)  The aggregate amount of the distribution
                    to Class B Certificateholders on the
                    Distribution Date set forth above
                    (given to the Collateral Agent for
                    deposit into the Spread Account)                         $57,012.52

          (h)  The amount of the distribution set
                    forth in paragraph A.1. (g) above in
                    respect of interest                                      $37,041.98

          (i)  The amount of the distribution set
                    forth in in paragraph A.1. (g) above
                    in respect of principal                                  $19,970.54

          (j)  Scheduled Payments due in such
                    Collection Period                                     $2,613,489.98

          (k)  Scheduled Payments collected in
                    such Collection Period                                  $959,807.37

B.   Information Regarding the Performance of the Trust.
     1    Pool Balance and Certificate Balances
          (a)  The aggregate Principal Balance of
                    the Receivables as of the close of
                    business on the last day of the
                    preceding Collection Period                          $88,900,750.37

          (b)  The Class A Certificates Balance as
                    of the close of business on the last
                    day set forth above, after giving
                    effect to payments allocated to
                    principal in paragraph A.1.(c) above                 $84,076,272.67

          (c)  The Class A Certificates Balance as
                    of the close of business on the last
                    day set forth above, after giving
                    effect to payments allocated to
                    principal in paragraph A.1.(c)
                    above                                                 $4,425,066.98

          (d)  The Pool factor as of the close of
                    business on the last day set forth
                    above                                                     0.9955072

     2    Servicing Fee and Purchased Receivables.
          (a)  The aggregate amount of the Servicing
                    Fee (exclusive of the Standby Fee
                    paid to the Standby Servicer) paid
                    to the Servicer with respect to the
                    Collection Period set forth above                        $87,524.27

          (b)  The aggregate amount of the Standby Fee
                    paid to the Standby Servicer with
                    respect to the Collection Period set
                    forth above.                                              $3,358.47

          (c)  The amount of the payment set forth in
                    paragraph B.2. (a) above per $1,000
                    interest                                                      $1.04

          (d)  The amount of the payment set forth in
                    paragraph B.2. (b) above per $1,000
                    interest                                                      $0.04

          (e)  The amount of any unpaid Servicing Fee                             $0.00

          (f)  The change in the amount of any unpaid
                    Servicing Fee from the prior
                    Distribution Date                                             $0.00

                    The number and aggregate Purchase Amount
                    of Receivables that became Purchased
                    Receivables during the related
                    Collection Period
                         Number                                                       3
                         Aggregate Purchase Amount                           $36,536.53

     3    Payment Shortfalls.
          (a)  The amount of the Class A Interest
                    Carryover shortfall after giving
                    effect to the payments set forth in
                    paragraph A.1. (b) above                                      $0.00

          (b)  The amount of the Class A Principal
                    Carryover Shortfall after giving
                    effect to the payment set forth in
                    paragraph A.1. (c) above                                      $0.00

          (c)  The amount of the Class B Interest
                    Carryover shortfall after giving
                    effect to the payments set forth in
                    paragraph A.1. (h) above                                      $0.00

          (d)  The amount of the Class B Principal
                    Carryover Shortfall after giving
                    effect to the payment set forth in
                    paragraph A.1. (i) above                                      $0.00

     4    Payahead Account.
          (a)  The aggregate Payahead Balance on
                    the prior Distribution Date                              $38,454.00

          (b)  Distributions (to) from Collection
                    Account
                    for Payaheads                                           ($12,022.23)

          (c)  Interest earned on Payahead Balances                               $0.00

          (d)  Ending Payahead Account Balance                               $26,431.77

     5    Spread Account.
          (a)  The Specified Spread Account Balance
                    with respect to such Distribution
                    Date and the Spread Account Balance
                    on the Distribution Date set forth
                    above, after giving effect to
                    distributions made on such
                    Distribution Date
                         Specified Spread Account Balance                $11,283,920.81
                         Spread Account Balance                           $3,144,639.95

          (b)  The change in the spread account
                    on the Distribution Date set
                    forth above                                              $33,113.69

     6    Policy
          (a)  The amount paid to the Certificateholders
                    under the Policy for such Distribution Date                   $0.00

          (b)  The amount distributable to the
                    Certificate Insurer on such
                    Distribution Date                                        $13,895.94

     7    Losses and Delinquencies.
          (a)  The aggregate amount of Realized
                    Losses on the Distribution Date
                    set forth above                                               $0.00

          (b)  The change in the aggregate amount
                    of Realized Losses from the prior
                    Distribution Date                                             $0.00

          (c)  The number of Receivables and the
                    aggregate gross amount scheduled
                    to be paid, including unearned
                    finance and other charges, for
                    which Obligors are delinquent between
                    31 and 59 days
                         Number                                                      77
                         Aggregate Gross Amount                           $1,045,000.00

          (d)  The number of Receivables and the
                    aggregate gross amount scheduled
                    to be paid, including unearned
                    finance and other charges, for
                    which Obligors are delinquent
                    60 days or more
                         Number                                                       0
                         Aggregate Gross Amount                                   $0.00

     8    Performance Triggers
          (a)  Delinquency Ratio                                                  0.99%

          (b)  Average Delinquency Ratio                                          0.99%

          (c)  Average Default Rate                                               0.00%

          (d)  Average Loss Ratio                                                 0.00%

          (e)  Is a Portfolio Performance Test
                    violation continuing?                                            No

          (f)  Has an Insurance Agreement Event
                    of Default occurred?                                             No
CPS AUTO GRANTOR TRUST 1995-4
STATEMENT TO CERTIFICATEHOLDERS

IS THERE A DEFICIENCY CLAIM AMOUNT?                                                  NO
     DEFICIENCY CLAIM AMOUNT                                                       0.00

IS THERE A CLASS B DEFICIENCY?                                                       NO
     CLASS B DEFICIENCY                                                            0.00
     CASH AVAILABLE THIS MONTH TO COVER CLASS B DEFICIENCY                         0.00

INPUTS
     GROSS COLLECTION PROCEEDS:                                            1,033,876.71
     LOCK BOX NSF ITEMS:                                                      (2,269.04)
     TRANSFERS FROM (TO) PAYAHEAD ACCOUNT:                                    12,022.23
     COLLECTION ACCOUNT INTEREST                                                   0.00
     PAYAHEAD ACCOUNT INTEREST                                                     0.00
     TOTAL COLLECTION PROCEEDS:                                            1,043,629.90
     FOR DISTRIBUTION DATE:                                                     7/15/96
     FOR DETERMINATION DATE:                                                     7/8/96
     FOR COLLECTION PERIOD:                                                        6/96

     COLLATERAL ACTIVITY INFORMATION
          PRINCIPAL
          Beginning Principal Balance                                     88,900,750.37
                         Principal portion of payments collected (non-prepayments)            315,588.19
                         Prepayments in full allocable to principal                            47,286.00
                    Collections allocable to principal                       362,874.19
                    Partial prepayments relating to
                        various contracts or policies                              0.00
                    Liquidation Proceeds allocable to principal                    0.00
                    Purchase Amounts allocable to principal                   36,536.53
                                                                        ---------------
               Total Principal                                               399,410.72

               Realized Losses                                                     0.00
               Cram Down Losses                                                    0.00

          Ending Principal Balance                                        88,501,339.65

          INTEREST  Collections allocable to interest                        644,219.18
                    Liquidation Proceeds allocable to interest                     0.00
                    Purchase Amounts allocable to interest                         0.00
                    Recoveries from Liquidated Receivables from prior periods      0.00
                                                                        ---------------
               Total Interest                                                644,219.18

     CERTIFICATE INFORMATION
          Beginning of Period Class A Principal Balance                   84,455,712.85
          Beginning of Period Class B Principal Balance                    4,445,037.52

     MISCELLANEOUS BALANCES
          Beginning of Period Spread Account Balance                       3,111,526.26
          Additional Servicing Fee Amounts
              (late fees,prepayment charges, etc.)                             3,562.45
          Aggregate Payahead Balance                                          26,431.77
          Aggregate Payahead Balance for preceding Distribution Date          38,454.00
          Interest Earned on Payahead Balances                                     0.00
          Scheduled Payments due in Collection Period                      2,613,489.98
          Scheduled Payments collected in Collection Period                  959,807.37
          Aggregate Amount of Realized Losses for preceding Distribution Date      0.00

     MISCELLANEOUS CURRENT EXPENSES
          Trustee's out-of-pocket expenses                                         0.00
          Collateral Agent's expenses                                              0.00
          Transition Expenses to Standby Servicer                                  0.00
          Transition Expenses to successor Servicer                                0.00
          Other Reimbursement Obligations to Certificate Insurer (non-Premium)     0.00

     MISCELLANEOUS UNPAID AMOUNTS FROM PRIOR COLLECTION PERIODS
          Unpaid Standby Fee from prior Collection Periods                         0.00
          Unpaid Servicing Fee from prior Collection Periods                       0.00
          Unpaid Trustee Fee from prior Collection Periods                         0.00
          Unpaid Trustee's out-of-pocket expenses from prior Collection Periods    0.00
          Unpaid Collateral Agent  Fee from prior Collection Periods               0.00
          Unpaid Collateral Agent Expenses from prior Collection Periods           0.00

     DELINQUENCY INFORMATION                                                            Aggregate Gross
                                                                                             Amount
                                                                       # of Receivables  of Receivables
          31 - 59 days delinquent                                                    77     1,045,000.00
          60+ days delinquent                                                         0             0.00

     PURCHASED RECEIVABLES                                                                  Aggregate
                                                                                           Purchase Amt
                                                                       # of Receivables   of Receivables
                                                                                      3        36,536.53
     INFORMATION FOR PORTFOLIO PERFORMANCE TESTS
          Principal Balance of all Receivables delinquent more than
               30 days as of the close of business on the last day of
               the related Collection Period.                              1,045,000.00
          Principal Balance of all Receivables that became Purchased
               Receivables as of the close of business on the last day
               of the related Collection Period and that were delinquent
               30 days or more.                                               36,536.53
          Principal Balance of all Receivables that became Defaulted
               Receivables during the related Collection Period.                   0.00

          Delinquency Ratio for second preceding Determination Date               0.00%
          Delinquency Ratio for third preceding Determination Date                0.00%

          Default Rate for second preceding Determination Date                    0.00%
          Default Rate for third preceding Determination Date                     0.00%

          Net Loss Ratio for second preceding Determination Date                  0.00%
          Net Loss Ratio for third preceding Determination Date                   0.00%

          Is a Portfolio Performance Test violation continuing? (Y/N)                 N
          Has an Insurance Agreement Event of Default occurred? (Y/N)                 N

CALCULATIONS

     TOTAL DISTRIBUTION AMOUNT
                    All collections on receivables (incl. amts
                    from payahead, excl. amounts deposited
                    into payahead)                                         1,007,093.37
                    Liquidation Proceeds                                           0.00
                    Recoveries                                                     0.00
                    Purchase Amounts                                          36,536.53
                    Certificate Insurer Optional Deposit
                        pursuant to Section 4.11(iii)                              0.00
                    Investment earnings from Collection Account                    0.00
                    Investment earnings from Payahead Account                      0.00
                                                                        ---------------
          TOTAL DISTRIBUTION AMOUNT                                        1,043,629.90


     DISTRIBUTABLE AMOUNT
          Principal Distributable Amount
                    Principal portion of payments collected
                         (non-prepayments)                                   315,588.19
                    Prepayments in full allocable to principal                47,286.00
                    Principal Balance of Liquidated Receivables                    0.00
                    Purchase Amounts allocable to principal                   36,536.53
                    Cram Down Losses                                               0.00
                                                                        ---------------
                    Principal Distributable Amount                           399,410.72
          Class A Principal Distributable Amount
                    Principal Distributable Amount                           399,410.72
                    Times Class A Percentage (95%)                                  95%
                                                                        ---------------
                                                                             379,440.18

                    Certificate Insurer Optional Deposit:
                         Class A Prin Distributable Amt.                           0.00
                                                                        ---------------
                    Class A Principal Distributable Amount                   379,440.18

          Class A Interest Distributable Amount
                    Beginning of Period Principal Balance of
                        the Certificates                                  84,455,712.85
                    Multiplied by Certificate Pass-Through Rate                   6.65%
                    Multiplied by 30/360, or for the first
                         Distribution Date, by 17/360                         0.0833333
                                                                        ---------------
                    Class A Interest Distributable Amount                    468,025.41

          Class B Principal Distributable Amount
                    Principal Distributable Amount                           399,410.72
                    Times Class B Percentage (5%)                                    5%
                                                                        ---------------
                    Class B Principal Distributable Amount                    19,970.54

          Class B Interest Distributable Amount
                    Beginning of Period Principal Balance of
                        the Certificates                                   4,445,037.52
                    Multiplied by Certificate Pass-Through Rate                  10.00%
                    Multiplied by 30/360, or for the first
                         Distribution Date, by 17/360                         0.0833333
                                                                        ---------------
                    Class B Coupon Interest Amount                            37,041.98


CARRYOVER SHORTFALLS FROM PRIOR PERIODS
Class B Principal Carryover Shortfall from previous period                         0.00
Interest on Class B Principal Carryover Shortfall                                  0.00
                                                                        ---------------
                                                                                   0.00

Class B Interest Carryover Shortfall from previous period                          0.00
Interest on Class B Interest Carryover Shortfall                                   0.00
                                                                        ---------------
                                                                                   0.00

Class A Principal Carryover Shortfall from previous period                         0.00
Interest on Class A Principal Carryover Shortfall                                  0.00
                                                                        ---------------
                                                                                   0.00

Class A Interest Carryover Shortfall from previous period                          0.00
Interest on Class A Interest Carryover Shortfall                                   0.00
                                                                        ---------------
                                                                                   0.00




CALCULATIONS

     DISTRIBUTIONS (PURSUANT TO SECTION 4.6(C) OF THE POOLING AND SERVICING AGREEMENT):
                                                                              Use
                                                                        ---------------
          (i)       Standby Fee                                                3,358.47
                    Servicing Fee (2.0%)                                      83,961.82
                    Additional Servicing Fee Amounts
                              (late fees,prepayment charges, etc.)             3,562.45
                    Unpaid Standby Fee from prior Collection Periods               0.00
                    Unpaid Servicing Fee from prior Collection Periods             0.00
          (ii)      Transition Expenses to Standby Servicer                        0.00
          (iii)     Trustee Fee                                                  629.71
                    Trustee's out-of-pocket expenses                               0.00
                    Unpaid Trustee Fee from prior Collection Periods               0.00
                    Unpaid Trustee's out-of-pocket expenses from
                        prior Collection Periods                                   0.00
          (iv)      Collateral Agent Fee                                         629.71
                    Collateral Agent Expenses                                      0.00
                    Unpaid Collateral Agent Fee from
                        prior Collection Periods                                   0.00
                    Unpaid Collateral Agent Expenses from
                        prior Collection Periods                                   0.00
          (v)       Class A Interest Distributable Amount                    468,025.41
                    Class A Interest Carryover Shortfall                           0.00
          (vi)      Class B Coupon Interest                                   37,041.98
                    Class B Carryover Interest                                     0.00
          (vii)     Class A Principal Distributable Amount                   379,440.18
                    Class A Principal Carryover Shortfall                          0.00
          (viii)    Certificate Insurer Premium                               13,895.94
                    Certificate Insurer Premium Supplement                         0.00
                    Other Reimbursement Obligations to Certificate Insurer         0.00
          (ix)      Transition Expenses to successor Servicer                      0.00
          (x)       Class B Principal Distributable Amount - Unadjusted       19,970.54
                    Current Month Class B Principal Carryover Shortfall            0.00
                    Class B Principal Carryover Shortfall - Previous Month(s)      0.00
                    Adjusted Class B Principal Distributable Amount           19,970.54
          (xi)      Remaining amounts to Collateral Agent for deposit
                         in Spread Account                                    33,113.69



     CERTIFICATE BALANCE
               Class A Beginning of Period Principal Balance              84,455,712.85
                         Class A Principal Distributions                     379,440.18
               Class A End of Period Principal Balance                    84,076,272.67

               Class B Beginning of Period Principal Balance               4,445,037.52
                         Class B Principal Distributable Amount               19,970.54
               Class B End of Period Principal Balance                     4,425,066.98


CARRYOVER SHORTFALLS AFTER CURRENT DISTRIBUTIONS
Class B principal Carrryover Shortfall
the excess if any, of
          the sum of
               Class B Principal Distributable Amount                         19,970.54
               Class B Principal Carryover Shortfall                               0.00
          over
               amount actually distributed as principal                       19,970.54
                                                                        ---------------
                                                                                   0.00
Class B Interest Carrryover Shortfall
the excess if any, of
          the sum of
               Class B Coupon Interest Amount                                 37,041.98
               Class B Interest Carryover Shortfall                                0.00
          over
               amount actually distributed as interest                        37,041.98
                                                                        ---------------
                                                                                   0.00
Class A principal Carrryover Shortfall
the excess if any, of
          the sum of
               Class A Principal Distributable Amount                        379,440.18
               Class A Principal Carryover Shortfall                               0.00
          over
               amount actually distributed as principal                      379,440.18
                                                                        ---------------
                                                                                   0.00
Class A Interest Carrryover Shortfall
the excess if any, of
          the sum of
               Class A Interest Distributable Amount                         468,025.41
               Class A Interest Carryover Shortfall                                0.00
          over
               amount actually distributed as interest                       468,025.41
                                                                        ---------------
                                                                                   0.00
DEFICIENCY CLAIM AMOUNT
          (i)       Total Distribution Amount                              1,043,629.90
          (ii)      Amounts payable pursuant to Section 4.6(c) (i) - (ix)    990,545.67
                         If (i) is less than (ii),
                              there is a Deficiency Claim Amount                     NO
                         Deficiency Claim Amount                                   0.00

     CLASS B DEFICIENCY
          (i)       Amounts available to make payments
                              pursuant to Section 4.6(c) (vi) and (x)         57,012.52
          (ii)      Amounts payable pursuant to Section 4.6(c) (vi) and (x)   57,012.52
                         If (i) is less than (ii),
                               there is a Class B Deficiency                         NO
                         Class B Deficiency                                        0.00


CALCULATIONS
          PERFORMANCE MEASURES
                    Calculation of Delinquency Ratio (Current Period)
                         Delinquency Amount
                              Receivables more than 30 days delinquent     1,045,000.00
                              Purchased receivables more than
                                  30 days delinquent                          36,536.53
                                                                        ---------------
                              Total                                        1,081,536.53

                         Aggregate Gross Principal Balance as of
                              the close of business on the last day
                              of the Collection Period.                  109,292,965.52
                    Delinquency Ratio                                             0.99%

                    Calculation of Average Delinquency Ratio
                         Delinquency Ratio for most recent
                              Determination Date                                  0.99%
                         Delinquency Ratio for second preceding
                              Determination Date                                  0.00%
                         Delinquency Ratio for third preceding
                              Determination Date                                  0.00%
                                                                        ---------------
                    Average Delinquency Ratio                                     0.99%

                    Calculation of Default Rate (Current Period)
                         Default Amount
                              Principal Balance of Defaulted Receivables           0.00

                                                                        ---------------
                              Total                                                0.00

                         Calculation of Average Principal Balance
                              Aggregate Principal Balance at end of
                                   related Collection Pd.                 88,501,339.65
                              Aggregate Prin. Bal. at end of
                                   2nd preceding Collection Pd.           88,900,750.37
                                                                        ---------------
                                                                          88,701,045.01
                         Default Rate                                             0.00%

                         Calculation of Average Default Rate
                              Default Rate for most recent
                                  Determination Date                              0.00%
                              Default Rate for second preceding
                                  Determination Date                              0.00%
                              Default Rate for third preceding
                                  Determination Date                              0.00%
                                                                        ---------------
                              Average Default Rate                                0.00%

                         Calculation of Net Loss Ratio (Current
                           Determination Date)
                              Calculation of Net Liquidation Losses
                                   Principal Balance plus accrued and
                                       unpaid interest of
                                       Liquidated Receivables                      0.00


                                   Cram Down Losses                                0.00
                                   Net Liquidation Proceeds                        0.00
                                                                        ---------------
                                   Net Liquidation Losses                          0.00

                              Calculation of Average Principal Balance
                                   Aggregate Principal Balance at
                                     end of related Collection Pd.        88,501,339.65
                                   Aggregate Prin. Bal. at end of
                                     2nd preceding Collection Pd.         88,900,750.37
                                                                        ---------------
                              Average Principal Balance                   88,701,045.01

                         Net Loss Ratio                                           0.00%

CALCULATIONS

                         Calculation of Average Loss Ratio
                              Net Loss Ratio for most recent
                                  Determination Date                              0.00%
                              Net Loss Ratio for second preceding
                                  Determination Date                              0.00%
                              Net Loss Ratio for third preceding
                                  Determination Date                              0.00%
                                                                        ---------------
                         Average Loss Ratio                                       0.00%


Spread Account
          Spread Account Cap
                         12.75% of Outstanding Certificate Balance                         11,283,920.81
                         15% of Outstanding Certificate Balance                            13,275,200.95
                         Is a Portfolio Performance Test violation continuing? (Y/N)                   N
                         Has an Insurance Agreement Event of Default occurred? (Y/N)                   N
                                                                                         ---------------
                    Cap Amount                                            11,283,920.81

          Spread Account Floor
                         3.5% of the Initial Certificate Balance                            3,111,526.26
                         Outstanding Certificate Balance                                   88,501,339.65
                         Minimum Floor                                                        100,000.00
                                                                                         ---------------
                    Floor Amount                                           3,111,526.26

          Required Spread Account Amount                                  11,283,920.81
          Beginning of Period Spread Account Balance                       3,111,526.26
          Spread Account Deposit (Withdrawal) from Current Distributions      33,113.69
          Transfer (to) from Cross-Collateralized Spread Accounts                  0.00
          Required addition to/(eligible withdrawal from) Spread Account   8,139,280.86
          Earnings on Spread Account Balance                                       0.00
          Amount of Spread Account deposit (withdrawal)                            0.00
          Ending Spread Account Balance                                    3,144,639.95

IN WITNESS WHEREOF, I, Jeffrey P. Fritz, a responsible officer of
Consumer Portfolio Services, Inc,. have executed this Servicer's
Certificate as of the Determination Date set forth above.

                                   CONSUMER PORTFOLIO SERVICES, INC.

                      By:     /s/ Jeffrey P. Fritz
                           ________________________________________________



                      Name:              Jeffrey P. Fritz
                            ------------------------------------------------
                      Title: Senior Vice President - Chief Financial Officer
                            ------------------------------------------------